Financing Receivables	12 Months Ended
Dec. 31, 2016
Financing Receivables
(7)	Financing Receivables

The Company’s financing receivables are comprised of nontrade receivables. Nontrade receivables are amounts for policy or contract premiums due from the agents and broker-dealers, or amounts due from reinsurers. The nontrade receivables are evaluated on a collective basis for impairment unless circumstances arise that warrant individual evaluation. For additional information, see receivables section of note 2.

Credit Quality Indicators

The Company analyzes certain financing receivables for credit risk by using specific credit quality indicators. The Company’s nontrade receivables are analyzed for credit risk based upon the customer classification of agent or reinsurer. The nontrade receivable and allowance for credit losses by customer classification as of December 31 are shown below:

	2016			2015
	Agent	Reinsurer	Total	Agent	Reinsurer	Total
Nontrade receivables	$43	54	97	41	50	91
Allowance for credit losses	(43)	—	(43)	(33)	—	(33)

Net nontrade receivable	$—	54	54	8	50	58

Allowance for Credit Losses

In 2016 and 2015, the Company reevaluated the allowance related to the financing receivable and increased the provision by $10 and $13, respectively.

Past-due Aging Analysis

Aging analysis of past-due nontrade financing receivables as of December 31 is shown below:

	31–60 past due	61–90 past due	Greater than 90 past due	Total past due	Current	Total
2016	$22	1	43	66	31	97
2015	$29	—	33	62	29	91

As of December 31, 2016 and 2015, the Company’s financing receivables do not include any balances which are on a nonaccrual status, classified as a troubled debt restructuring, or impaired without a corresponding allowance for credit loss.